Exhibit 99.1

1 Investor Presentation November 2021

Disclaimer

Shore Bancshares

This investor presentation contains future oral and written statements of Shore Bancshares, Inc. (the "Company" or "SHBI") and its wholly-owned banking subsidiary, Shore United Bank, N.A. (the "Bank"), and its management, which may contain statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," should," "plan," and other similar terms or expressions. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our financial results for the third quarter of 2021, (ii) statements of plans, objectives and expectations of the Company or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company and the Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see our reports filed with or furnished to the Securities and Exchange Commission (the "SEC"), including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Any forward-looking statements contained in this investor presentation are made as of the date hereof, and the Company undertakes no duty, and specifically disclaims any duty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Non-GAAP Financials

This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company's reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.

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3 Management Team * Reference Appendix section for biographies Name Title/Function Entity Years in Banking Years with Company Lloyd L. “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 30 17 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 44 10 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 41 23 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 44 15 Michael T. Cavey EVP and Chief Lending Officer Bank 36 6 Totals 193 71

4 Financial Summary and Key Ratios Financial Ratio 12/31/20 YTD Ann. 9/30/21 Return on Average Assets (1) 0.92% 0.87% Return on Average Equity (1) 7.95% 9.14% Net Interest Margin 3.27% 2.97% Non - interest Income/Average Assets (2) 0.63% 0.54% Non - interest Expense/Average Assets (1),(2) 2.25% 2.09% Efficiency Ratio (Non - GAAP) (1),(3) 59.97% 61.66% Nonperforming Assets/Assets Excluding TDRs (4) 0.32% 0.20% Tangible Common Equity/Tangible Assets 9.18% 8.15% Return on Average Tangible Common Equity (1) 9.04% 10.15% Total Assets: $ 2.3 billion Gross Loans: $ 1.5 billion Total Deposits: $ 2.0 billion Total Shareholders’ Equity: $ 201.6 million Tangible Common Equity: $ 182.7 million Shares Outstanding (9/30/21) 11,752,445 Headquarters: Easton, Maryland (1) Excludes merger related expenses (2) Non - interest income and expense are annualized for comparative purposes (3) Non - interest expense (excluding amortizations of intangible assets) as a percentage of fully taxable net interest income and non interest income (4) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restruct uri ngs and net other real estate and other assets owned Note: Financial information as of September 30, 2021 As of September 30, 2021

5 Locations SHORE BANCSHARES Headquarters 18 E. Dover St. Easton, MD 21601 BANKING Shore United Bank 18 E. Dover St. Easton, MD 21601 877.758.1600 ShoreUnitedBank.com LOAN PRODUCTION OFFICES Shore United Bank 102 Sleepy Hollow Drive, Suite 204 Middletown, DE 19709 9748 Stephen Decatur Highway, Unit 104 Ocean City, MD 21842 INVESTMENTS WYE Financial Partners 16 N. Washington Street Easton, MD 21601 1101 Maiden Choice Ln, Baltimore, MD 21229 410.763.8543 WyeFinancialPartners.com 34 Locations 29 Branches 2 Loan Production Offices 2 Investment Offices 1 Headquarters

6 Strategic Direction Market Expansion LPO’s and Strategic Branching – New Ocean City branch announced Acquire Banks Contiguous to our Existing Markets – Severn Bancorp merger (Closed 10/31/21) Leverage Back Office Capability Additions to Staff Have Been Primarily Production Operating Strategy Drive Profitability Emphasis on Core Deposits & Cost of Funds Capitalize on New Market Opportunities Increase Referrals Diversify Loan Portfolio – Focus on consumer loan portfolio

7 Maryland Rank Share Branches Talbot 1 46.25% 4 Queen Anne’s 2 27.23% 5 Caroline 3 19.39% 2 Kent 4 10.02% 1 Dorchester 7 5.60% 1 Worcester 11 1.25% 1 Howard 14 0.45% 1 Baltimore 17 0.82% 2 Delaware Rank Share Branches Kent 6 4.74% 4 Virginia Accomack 6 1.76% 1 Selected SHBI Market Highlights 2021 Median Household income for entire franchise is $90,160 in MD, $68,758 in DE, $79,124 in VA, vs. $67,761 for the US. Projected HH income increase (2021 - 2026) is 8.80% for MD, and 6.58% for DE, and 9.07% for VA. Projected 5 - year population growth rate (2021 - 2026) in overall market = 1.95% for MD, 4.09% for DE, and 2.97% for VA SHBI deposit market rank/share by county (2021):

Deposit Market Share: SHBI Markets

Shore Bancshares

Market Rank	Local Rank	Ticker	Company Name	City (HQ)	HQ State	Branches 2021	Total Deposits 2021 ($000)	'21 Market Share (%)
1	–	BAC	Bank of America Corp.	Charlotte	NC	53	11,989,494	18.3%
2	–	MTB	M&T Bank Corp.	Buffalo	NY	71	11,273,996	17.2%
3	–	TFC	Truist Financial Corp.	Charlotte	NC	62	8,086,925	12.4%
4	–	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	72	6,635,485	10.2%
5	–	WFC	Wells Fargo & Co.	San Francisco	CA	33	5,003,060	7.7%
6	–	FNB	F.N.B. Corp	Pittsburgh	PA	25	3,120,749	4.8%
7	1	SASR	Sandy Spring Bancorp Inc.	Olney	MD	10	2,182,490	3.3%
8	**2**	**SHBI**	**Shore Bancshares, Inc. (1)**	**Easton**	**MD**	**22**	**1,880,582**	**2.9%**
9	–	COF	Capital One Financial	McLean	VA	7	1,750,368	2.7%
10	3	–	Capital Funding Bancorp Inc.	Baltimore	MD	1	1,676,433	2.6%
11	–	FULT	Fulton Financial Corp.	Lancaster	PA	8	1,198,794	1.8%
12	**4**	**SVBI**	**Severn Bancorp. (1)**	**Annapolis**	**MD**	**7**	**1,011,541**	**1.5%**
13	–	WSFS	WSFS Financial Corp.	Wilmington	DE	6	881,370	1.3%
14	5	–	Calvin B. Taylor Bankshares Inc.	Berlin	MD	11	687,769	1.1%
15	6	–	Rosedale Federal Savings & Loan Assoc.	Baltimore	MD	7	643,082	1.0%
16	7	BVFL	BV Financial Inc.	Baltimore	MD	12	595,913	0.9%
17	–	WSBC	WesBanco Inc.	Wheeling	WV	9	560,242	0.9%
18	8	–	Queenstown Bank	Queenstown	MD	8	548,860	0.8%
19	9	–	Bank of Ocean City	Ocean City	MD	4	469,101	0.7%
20	–	–	The Toronto-Dominion Bank	Toronto	–	4	466,970	0.7%
			Other Market Participants (30)			99	4,696,189	7.2%
Total						**531**	**65,359,413**	**100.00%**

(1) The merger between Shore Bancshares, Inc. and Severn Bancorp. Inc. will result in the combined companies having $2,892,123 in total deposits, which will make them #7 in market rank and #1 in local rank.

NOTE: SHBI Market defined as Maryland Counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard, Worcester, Kent County, Delaware; and Accomack County, VA.
SOURCE: SNL Analysis as of June 30, 2021

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9 Recent Developments PAYCHECK PROTECTION PROGRAM (PPP) Shore United Bank team responded quickly to identify impacted customers As of September 30, 2021, 2,454 loans were processed and funded for $196.3 million 27% of loans to new customers; $49.0 million funded. As of September 30, 2021, 2,044 loans had been paid down or forgiven for $154.8 million # of loans Balance (in millions) 1 st round funded 1,794 $129.0 2 nd round funded 959 67.3 Total funded 2,454 196.3 Forgiven 2,044 154.8 Remaining as of September 30, 2021 410 $41.5 (1) (1) As of October 31, 2021 - 313 loans remained for $34.6 million remained outstanding

10 Total Deposits ($M) Total Assets ($M) Total Gross Loans Held for Investment ($M) NCOs / Avg. Loans Targeted, Organic Balance Sheet Growth 1) Core deposits defined as total deposits less total CDs >$250,000 and brokered deposits (as of September 30, 2021) Source: S&P Global Market Intelligence; Company documents $1,203 $1,212 $1,341 $1,701 $2,018 Core 1 Total (Net recoveries) $1,094 $1,195 $1,249 $1,454 $1,495

11 Net Income from Continuing Operations ($M) ROAE from Continuing Operations ROAA from Continuing Operations NIM (FTE) Strong, Consistent Historical Profitability Note: 2021Q3 metrics are YTD; Yellow dotted lines in 2018 denote results including proceeds received from sale on insurance s ubs idiary Source: S&P Global Market Intelligence; Company documents 2021Q2 2021Q1 1.74% 2021Q3 $12.6 mm YTD

Income Statement (Quarterly)

Shore Bancshares

Dollar Value in Thousands	12/31/2019	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Interest and Fees on Loans	$14,043	$14,541	$14,366	$14,381	$15,484
Other Interest Income	1,122	954	978	1,150	1,415
Interest Income	15,165	15,495	15,344	15,531	16,899
Interest on Deposits	2,287	1,355	1,184	1,056	949
Interest on Borrowings	114	375	360	372	361
Interest Expense	2,401	1,730	1,544	1,428	1,310
Net Interest Income	12,764	13,765	13,800	14,103	15,589
Provision for Loan Losses	200	1,050	425	650	290
Service Charges on Deposits	958	782	674	683	805
Trust and Investment Fee Income	382	439	407	475	477
Other Noninterest Income	1,354	1,826	1,476	1,745	1,627
Total Noninterest Income	2,694	3,047	2,557	2,903	2,909
Salaries, and Wages	4,002	4,366	4,142	4,262	5,091
Employee Benefits	1,662	1,715	1,844	1,493	1,654
Occupancy, Furniture and Equipment	988	1,111	1,121	1,182	1,292
Data Processing	989	1,093	1,127	1,217	1,170
Legal and Professional	568	662	516	648	428
Other Expenses	1,636	1,609	1,749	2,074	2,299
Total Noninterest Expense	9,845	10,556	10,499	10,876	11,934
Net Income Before Taxes	5,413	5,206	5,433	5,480	6,274
Provisions for Taxes	1,399	1,320	1,435	1,449	1,657
Net Income (GAAP)	**$4,014**	**$3,886**	**$3,998**	**$4,031**(1)	**$4,617**(2)

(1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would've been $4,311 for the second quarter of 2021.
(2) Includes merger related expense of $538 thousand. Net income excluding these expenses would've been $5,014 for the third quarter of 2021.

Note: Drop in Salaries and Wages from 2020Q1 to 2020Q2 is driven by the accounting treatment related to PPP loan origination which requires the accounting effects to be accrued over the life of the loan
Source: S&P Global Market Intelligence; Company documents

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13 (Dollar Value in Thousands) As of September 30, 2021 Loan Type Balance % of Total Construction $130,590 8.7% 1 - 4 family residential 12,858 CRE Lot Loans 22,719 Land Development 14,860 Commercial Const Non 1 - 4 Family 72,637 Consumer RE Lot Loans 7,516 Residential Real Estate 460,890 30.8% Secured by 1 - 4 family - revolving 45,202 Secured by 1 - 4 family - closed end 342,199 Secured by multifamily residential 73,489 Commercial Real Estate 663,894 44.4% Secured by farmland 28,583 Secured by owner - occupied 202,446 Secured by other 432,865 Commercial 145,217 9.7% Commercial and industrial loans 103,712 PPP Loans (SBA) 41,505 Consumer 94,306 6.4% Auto 44,761 Other 49,545 Total $1,494,897 100.0% Concentrations as a percentage of total capital as of 9 /30 /21 : CRE Concentration Ratio = 301.6% Construction Concentration Ratio = 61.8% Commercial 9.7% Consumer 6.4% Construction 8.7% Residential Real Estate 30.8% Commercial Real Estate 44.4% Loan Portfolio $1,494.9mm

14 Dollar Values in Thousands 12/31/2019 12/31/2020 9/30/2021 Non - performing Assets Nonaccrual Loans $10,590 $5,455 $3,457 90+ or More Days Past Due 1,326 804 748 Other Real Estate Owned 74 -- 203 Total Non - Performing Assets $11,990 $6,259 $4,408 Performing TDRs $7,501 $6,997 $5,750 Total NPAs + TDRs $19,491 $13,256 $10,158 NPAs / Assets (%) 0.77 0.32 0.19 NPAs + TDRS / Assets (%) 1.25 0.68 0.44 Reserves Loan Loss Reserve $10,507 $13,888 $15,525 Reserves / Gross Loans (%) 0.84 (1) 0.96 (1) 1.04 (1) Reserves / Gross Loans (%) 0.90 (2) 0.99 (2) 1.07 (2) Reserves / Gross Loans (%) 0.84 (3) 1.04 (3) 1.07 (3) Reserves / NPLs (%) 99.22 254.59 449.09 Reserves / NPLs+TDRs (%) 53.91 104.77 152.84 Net Charge - offs Net Charge - Offs (Recoveries) $536 $519 $(272) Credit Quality Statistics 1) Excludes mark on purchased loans from Northwest 2) Includes mark on purchased loans from Northwest 3) Includes mark on purchased loans from Northwest and excludes PPP loans

15 (Dollars in thousands) Amortized Cost Gross Unrealized Gains/(Losses) Estimated Fair Value Available - for - sale securities: September 30, 2021 U.S. Government Agencies $18,557 $(574) $17,983 Mortgage - backed 86,254 888 87,142 Total $104,811 $314 $105,125 Held - to - maturity securities: U.S Government Agencies $67,772 (530) 67,242 Mortgage - backed 169,802 (2,266) 167,536 States and Political Subdivisions 400 2 402 Other Debt Securities 12,527 129 12,656 Total $250,501 $(2,665) $247,836 Equity Securities 1,351 33 1,384 Total Securities $356,663 $354,345 Average Yield 1.58% Average Duration 3.8 Years Securities Portfolio

16 (Dollar Value in Thousands) September 30, 2021 Deposit Type Balance % of Total Average Rate (%) Noninterest Bearing Demand 554,902 27.5 0.00 Interest Bearing Demand 515,796 25.5 0.14 Money Market & Savings 663,617 32.9 0.18 CDs $100,000 or more 140,390 7.0 1.00 Other Time 143,361 7.1 0.90 Total Deposits 2,018,065 100.0 0.23 Total Cost of Interest - Bearing Deposits 0.33 Total Cost of Funds (Including Borrowings) (1) 0.31 Noninterest Bearing Demand 27.5% Interest Bearing Demand 25.5% Money Market & Savings 32.9% CDs $100k or more 7.0% Other Time 7.1% $2.018 mm Attractive Deposit Base Deposit Type (1) Includes Non - interest bearing deposits

Yield Table – 9/30/21 YTD with and without excess liquidity

Shore Bancshares

(Dollars in thousands)	As reported YTD 9/30/2021 Average Balance	Interest	Yield/rate	Without $200 million in excess liquidity YTD 9/30/2021 Average Balance	Interest	Yield/rate
Earnings assets						
Loans	$1,461,083	$44,340	4.06%	$1,461,083	$44,340	4.06%
Investment securities						
Taxable	283,104	3,343	1.58	283,104	3,343	1.58
Interest-bearing deposits	219,540	199	0.12	19,540	199	1.36
Total earning assets	1,963,727	47,882	3.26%	1,763,727	47,882	3.63%
Cash and due from banks	18,536			18,536		
Other assets	107,174			107,174		
Allowance for credit losses	(14,802)			(14,802)		
Total assets	$2,074,635			$1,874,635		
Interest-bearing liabilities						
Interest-bearing deposits	1,305,549	3,189	0.33	1,305,549	3,189	0.33
Securities sold under retail repurchase agreements	2,695	5	0.25	2,695	5	0.25
Subordinated debt	24,474	1,088	5.94	24,474	1,088	5.94
Total interest-bearing liabilities	1,332,718	4,282	0.43%	1,332,718	4,282	0.43%
Noninterest-bearing deposits	531,199			331,199		
Accrued expenses and other liabilities	12,631			12,631		
Stockholders' equity	198,087			198,087		
Total liabilities and stockholders' equity	$2,074,635			$1,874,635		
Net interest spread		$43,600	2.83%		$43,600	3.20%
Net interest margin			2.97%			3.31%

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18 Capital Ratios (Bank Only) 10.64% 9.73% 9.04% 13.00% 13.21% 12.90% 13.00% 13.21% 12.90% 13.87% 14.25% 13.94% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% YE 2019 YE 2020 9/30/2021 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio2 Total Risk-Based Capital Ratio

19 Compelling Investment Considerations Excellent Cost of Funds Strategic plan positioned for organic growth and acquisitions Focused on creating sustainable competitive advantages Strengthened noninterest revenue sources Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline

20 APPENDIX Appendix

SHBI Management Team

Shore Bancshares

Talent, depth, unique skills

- Lloyd L. "Scott" Beatty, Jr., 69, CPA, President & CEO of Shore Bancshares, Inc. since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.

- Edward C. Allen, 73, Executive Vice President & Chief Financial Officer Shore Bancshares, Inc. and of Shore United Bank since June 2016 . Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 40 years experience in community banks.

- Donna J. Stevens, 59, Executive Vice President & Chief Operating Officer of Shore Bancshares, Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking.

- Charles E. Ruch Jr., 62, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T's Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983.

- Michael T. Cavey, 64, Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. Mr. Cavey received his Bachelor of Science degree from Duke University.

- Jennifer M. Joseph, 53, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management.

- W. David Morse, 60, Executive Vice President and Legal Counsel of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC.

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22 Dollar Values in Thousands 2017 2018 2019 2020 9/30/2021 Assets Cash and Cash Equivalents $31,820 $67,225 $94,971 $186,917 $310,852 Available for Sale Securities 196,955 154,432 122,791 139,568 105,125 Other Securities 3,735 7,745 5,532 70,727 255,074 Total Cash & Securities 238,757 235,445 232,080 397,212 671,051 Loans Held for Sale – – – – – Total Loans Held for Investment 1,093,514 1,195,355 1,248,654 1,454,256 1,494,897 Loan Loss Reserve (9,781) (10,343) (10,507) (13,888) (15,525) Total Net Loans Held for Investment 1,083,733 1,185,012 1,238,147 1,440,368 1,479,372 Goodwill and Other Intangibles 21,241 20,375 19,770 19,237 18,883 Total Other Assets 48,335 41,022 69,164 76,498 91,468 Total Assets $1,393,860 $1,483,076 $1,559,235 $1,933,315 $2,260,774 Liabilities Deposits $1,202,781 $1,212,341 $1,341,334 $1,700,705 $2,018,065 FHLB Borrowings 15,662 74,989 15,000 -- – Senior Debt 21,734 75,812 21,018 1,050 3,501 Subordinated Debt – – – 24,429 24,521 Other Liabilities 5,609 11,738 4,081 12,112 13,080 Total Liabilities $1,230,124 $1,299,891 $1,366,433 $1,738,296 $2,059,167 Equity Total Equity $163,736 $183,185 $192,802 $195,019 $201,607 Total Liabilities & Shareholder's Equity $1,393,860 $1,483,076 $1,559,235 $1,933,315 $2,260,774 Consolidated Historical Balance Sheet Source: S&P Global Market Intelligence

Consolidated Historical Income Statement

Shore Bancshares

Dollar Values in Thousands	2016	2017	2018	2019	2020	9/30/2021
Interest and Fees on Loans	$37,155	$43,617	$51,332	$55,391	$56,420	$44,231
Other Interest Income	3,497	4,184	4,575	4,376	3,257	3,542
Interest Income	**$40,652**	**$47,801**	**$55,907**	**$59,767**	**$59,677**	**$47,773**
Interest on Deposits	$2,389	$2,242	$3,531	$8,726	$6,440	$3,189
Interest on Borrowings	14	31,	1,741	910	640	1,093
Interest Expense	**$2,403**	**$2,273**	**$5,272**	**$9,636**	**$7,080**	**$4,282**
Net Interest Income	**$38,249**	**$45,528**	**$50,635**	**$50,131**	**$52,597**	**$43,491**
Provision for Loan Losses	1,848	2,291	1,674	700	3,900	$1,365
Service Charges on Deposits	3,465	3,628	3,879	3,910	2,839	2,162
Trust and Investment Fee Income	1,442	1,532	1,557	1,522	1,558	1,359
Other noninterest income	11,738	12,590	3,577	4,588	6,352	4,848
Total Noninterest Income	**$16,645**	**$17,750**	**$9,013**	**$10,020**	**$10,749**	**$8,369**
Salaries and Wages	$17,626	$20,011	$16,535	$15,413	$14,935	$13,495
Employee Benefits	3,993	4,645	4,001	5,283	6,461	4,991
Occupancy, Furniture and Equipment	3,415	3,731	3,612	3,865	4,143	3,595
Data Processing	3,496	3,680	3,331	3,790	4,288	3,514
Legal and Professional	1,875	2,380	1,981	2,223	2,296	1,592
Other Expenses	6,742	6,755	7,371	6,983	6,276	6,122
Total Noninterest Expense	**$37,147**	**$41,202**	**$36,831**	**$37,557**	**$38,399**	**$33,309**
Net Income Before Taxes	$15,899	$19,785	$21,143	$21,894	$21,047	$17,186
Provision for Taxes	6,261	8,523	5,380	5,610	5,317	4,541
Net Income from Continuing Operations	**$9,638**	**$11,262**	**$15,763**	**$16,284**	**$15,730**	**$12,645**
(Loss) Income from Discontinued Operations	–	–	$1,421	$(113)	--	–
Gain on Sale of Insurance Agency	–	–	12,736	–	–	–
Income (Tax) on Benefit Expense	–	–	(4,923)	27	--	–
Net Income (GAAP)	**$9,638**	**$11,262**	**$24,997**	**$16,198**	**$15,730**	**$12,645[2]**

(1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would've been $8,309 for the second quarter of 2021.
(2) Includes merger related expenses of $538 thousand. Net income excluding these expenses would've been $5,155 for the third quarter of 2021.

Note: September 30, 2021 data is YTD
Source: S&P Global Market Intelligence

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